ForeInvestors Choice Variable Annuity – I Share

Supplement dated February 19, 2019 to your

Prospectus dated May 1, 2018

Oppenheimer Global Multi-Alternatives Fund/VA

At a meeting held February 12, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved the liquidation and termination of the Oppenheimer Global Multi-Alternatives Fund/VA on or about April 29, 2019 (the “Liquidation Date”) upon the recommendation of the Fund’s investment adviser, OFI Global Asset Management, Inc.

On or about the close of business on April 29, 2019, the following will occur:

•                  Contract Value.  If any of your Contract Value is invested in the Oppenheimer Global Multi-Alternatives Fund/VA Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account.  You may transfer any Contract Value in the affected Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date;

•                  Enrollments.  If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the Oppenheimer Global Multi-Alternatives Fund/VA Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account;

•                  Sub-Account Transfer Rule.  The transfer of your Contract Value from the Oppenheimer Global Multi-Alternatives Fund/VA Sub-Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed.  During the 60 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

This Supplement Should be Retained for Future Reference.

FIC-I-021919-FL